GUIDESTONE FUNDS
Supplement dated November 18, 2020
to
Prospectus dated May 1, 2020
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.         NEW SUB-ADVISER FOR THE MYDESTINATION 2015 FUND, MYDESTINATION 2025 FUND, MYDESTINATION 2035 FUND, MYDESTINATION 2045 FUND, MYDESTINATION 2055 FUND, CONSERVATIVE ALLOCATION FUND, BALANCED ALLOCATION FUND,
GROWTH ALLOCATION FUND, AGGRESSIVE ALLOCATION FUND AND
EMERGING MARKETS EQUITY FUND
Effective as soon as practicable on or after November 18, 2020, Parametric Portfolio Associates LLC (“Parametric”) is appointed as a new sub-adviser to provide completion portfolio services to the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund (collectively, the “Target Date Funds”); the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Risk Funds”); and the Emerging Markets Equity Fund.
Under the heading “Management” for each Target Date Fund, on pages 10, 17, 24, 31 and 38, respectively, and each Target Risk Fund, on pages 44, 50, 56 and 60, respectively, the following disclosure is added under a new section entitled “Sub-Adviser and Portfolio Managers”:

Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since November 2020
Richard Fong, CFA Senior Portfolio Manager	Since November 2020
Justin Henne, CFA Managing Director – Customized Equity Exposure	Since November 2020
Thomas Seto Head of Investment Management	Since November 2020
Under the heading “Management” in the section “Sub-Advisers and Portfolio Managers” for the Emerging Markets Equity Fund, on page 148, the following disclosure is added in alphabetical order:

Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since November 2020
Thomas Seto Head of Investment Management	Since November 2020
The description of “What is a Sub-Adviser?”, on page 177, is deleted in its entirety and replaced with the following:
Each Sub-Adviser makes the day-to-day investment decisions for the Fund’s assets that it manages, subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.
i

The paragraph that underneath the “What is a Sub-Adviser?” definition box, on page 177, is deleted in its entirety and replaced with the following:
Below is a list of each Fund’s Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Fund’s assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.
Under the heading “Sub-Advisers,” on page 177, the following information is added before the disclosure pertaining to the Money Market Fund:
Target Date Funds:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104:  Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of September 30, 2020, Parametric had total firm assets under management of approximately $316.3 billion. Parametric uses a team approach to manage any assigned portion of each Target Date Fund.  The team includes Paul Bouchey, CFA, Global Head of Research, Richard Fong, CFA, Senior Portfolio Manager, Justin Henne, CFA, Managing Director – Customized Equity Exposure and Thomas Seto, Head of Investment Management.  Messrs. Bouchey, Fong, Henne and Seto have more than five years of service with Parametric.
Target Risk Funds:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104:  Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of September 30, 2020, Parametric had total firm assets under management of approximately $316.3 billion. Parametric uses a team approach to manage any assigned portion of each Target Risk Fund.  The team includes Paul Bouchey, CFA, Global Head of Research, Richard Fong, CFA, Senior Portfolio Manager, Justin Henne, CFA, Managing Director – Customized Equity Exposure and Thomas Seto, Head of Investment Management.  Messrs. Bouchey, Fong, Henne and Seto have more than five years of service with Parametric.
Under the heading “Sub-Advisers,” beginning on page 188, the following disclosure pertaining to Parametric is added in alphabetical order for the Emerging Markets Equity Fund:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104:  Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of September 30, 2020, Parametric had total firm assets under management of approximately $316.3 billion. Parametric uses a team approach to manage any assigned portion of the Emerging Markets Equity Fund.  The team includes Thomas Seto, Head of Investment Management, and Paul Bouchey, CFA, Global Head of Research.  Messrs. Seto and Bouchey have more than five years of service with Parametric.
II.         PORTFOLIO MANAGER UPDATES FOR THE LOW-DURATON BOND FUND
Effective October 15, 2020, Thomas F. Musmanno, CFA, discontinued serving as a portfolio manager to the portion of the Low-Duration Bond Fund managed by BlackRock Financial Management, Inc. (“BFM”). All references to Mr. Musmanno are deleted in their entirety.
ii

In the section “Sub-Advisers and Portfolio Managers” for the Low-Duration Bond Fund, on page 69, the disclosure for BFM is deleted in its entirety and replaced with the following:

BlackRock Financial Management, Inc.
Akiva Dickstein Managing Director	Since November 2020
Scott MacLellan, CFA Director	Since July 2008
Bob Miller Managing Director	Since November 2020
Under the heading “Sub-Advisers,” the disclosure pertaining to BFM for the Low-Duration Bond Fund, on page 177, is deleted in its entirety and replaced with the following:
BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055: Founded in 1994, BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $7.8 trillion in assets under management as of September 30, 2020. The Low-Duration Bond Fund portfolio account is managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Akiva Dickstein, Managing Director, Scott MacLellan, CFA, Director, and Bob Miller, Managing Director. BFM’s resources include over 200 sector specialists dedicated to fundamental fixed income responsible for sector oversight, research, analysis, security selection and trade execution. The fixed income team, using an approach that leverages the individual expertise of the team members, will manage an assigned portion of the Low-Duration Bond Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Low-Duration Bond Fund. Messrs. Dickstein, MacLellan and Miller are senior portfolio managers and have been with the firm for more than five years.
III.         FEES AND EXPENSES CHANGES FOR THE STRATEGIC ALTERNATIVES FUND
Under the heading “Fees and Expenses” for the Strategic Alternatives Fund, on page 89, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following effective November 18, 2020:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	0.88%	0.88%
Other expenses	0.15%	0.49%
Dividend or interest expense on short sales	0.10%	0.10%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses	1.17%	1.51%
(1)	The management fee has been restated to reflect the estimated management fee for the current fiscal year.
Under the heading “Fees and Expenses” for the Strategic Alternatives Fund, on page 89, the Expense Example table is deleted in its entirety and replaced with the following effective November 18, 2020:
	Institutional Class	Investor Class
1 Year	$ 119	$ 154
3 Years	$ 372	$ 477
5 Years	$ 644	$ 824
10 Years	$1,420	$1,802
iii

IV.         NEW SUB-ADVISER FOR THE STRATEGIC ALTERNATIVES FUND
Effective on or after November 18, 2020, P/E Global LLC (“P/E Global”) will become a new sub-adviser to the Strategic Alternatives Fund.
In the section “Sub-Advisers and Portfolio Managers” for the Strategic Alternatives Fund, on page 97, the following disclosure is added in alphabetical order:

P/E Global LLC
Warren J. Naphtal President and Chief Investment Officer	Since November 2020
David J. Souza, Jr., CFA Portfolio Manager	Since November 2020
Under the heading “Sub-Advisers,” beginning on page 181, the following disclosure pertaining to P/E Global is added in alphabetical order for the Strategic Alternatives Fund:
P/E Global LLC (“P/E Global”), 75 State Street, 31st Floor, Boston, Massachusetts 02109: Formed in 2000, P/E Global is a registered investment adviser providing asset management services. P/E Global provides investment advisory and portfolio management to clients on a discretionary basis, utilizing proprietary investment strategies that are based on the belief of the firm that by combining effective diversification, through analysis and continuous management, the investment objectives of clients can be met with greater consistency. As of September 30, 2020, the firm had assets under management of approximately $12.4 billion. P/E Global uses a team approach to manage the firm’s assigned portion of the Strategic Alternatives Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Warren J. Naphtal, President and Chief Investment Officer, and David J. Souza, Jr., CFA, Portfolio Manager. Messrs. Naphtal and Souza each have more than five years of experience with P/E Global.
V.         PORTFOLIO MANAGER UPDATES FOR THE STRATEGIC ALTERNATIVES FUND AND DEFENSIVE MARKET STRATEGIES® FUND
Effective as of March 31, 2021, Jay Strohmaier, CFA will no longer serve as a portfolio manager to each portion of the Strategic Alternatives Fund and Defensive Market Strategies Fund managed by Parametric. Effective October 14, 2020, Alex Zweber, CFA was added as a portfolio manager to Parametric’s portion of both the Strategic Alternatives Fund and Defensive Market Strategies Fund. From October 14, 2020 through March 31, 2021, Mr. Strohmaier will transition his portfolio management responsibilities to Mr. Zweber. Thereafter, all references to Mr. Strohmaier are deleted in their entirety.
Effective as soon as practicable on or after November 18, 2020, Parametric will provide completion portfolio services to the Strategic Alternatives Fund and Defensive Market Strategies Fund in addition to the existing sub-advisory services Parametric currently provides to the Funds.
iv

In the section “Sub-Advisers and Portfolio Managers” for the Strategic Alternatives Fund, on page 97, the disclosure for Parametric is deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since November 2020
Richard Fong, CFA Senior Portfolio Manager	Since November 2020
Justin Henne, CFA Managing Director – Customized Equity Exposure	Since November 2020
Perry Li, CFA, FRM Portfolio Manager	Since January 2018
Thomas Seto Head of Investment Management	Since November 2020
Jay Strohmaier, CFA Managing Director – Investment Strategy	Since July 2017
Michael Zaslavsky, CFA Senior Investment Strategist	Since August 2018
Alex Zweber, CFA Managing Director	Since October 2020
In the section “Sub-Advisers and Portfolio Managers” for the Defensive Market Strategies® Fund, on page 104, the disclosure for Parametric is deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since November 2020
Richard Fong, CFA Senior Portfolio Manager	Since November 2020
Justin Henne, CFA Managing Director – Customized Equity Exposure	Since November 2020
Perry Li, CFA, FRM Portfolio Manager	Since January 2018
Thomas Seto Head of Investment Management	Since March 2014
Jay Strohmaier, CFA Managing Director – Investment Strategy	Since March 2014
Michael Zaslavsky, CFA Senior Investment Strategist	Since August 2018
Alex Zweber, CFA Managing Director	Since October 2020
Under the heading “Sub-Advisers,” on page 181, the disclosure pertaining to Parametric for the Strategic Alternatives Fund is deleted in its entirety and replaced with the following:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of September 30, 2020, Parametric had total firm assets under management of approximately $316.3 billion. Parametric uses a team approach to manage any assigned portion of the Strategic Alternatives Fund. The team includes Paul Bouchey, CFA, Global Head of Research, Richard Fong, CFA, Senior Portfolio Manager, Justin Henne, CFA, Managing Director – Customized Equity Exposure, Perry Li, CFA, FRM, Portfolio Manager, Thomas Seto,
v

Head of Investment Management, Jay Strohmaier, CFA, Managing Director – Investment Strategy, Michael Zaslavsky, CFA, Senior Investment Strategist, and Alex Zweber, CFA, Managing Director. Messrs. Bouchey, Fong, Henne, Li, Seto, Strohmaier, Zaslavsky and Zweber have been with the firm for more than five years.
Under the heading “Sub-Advisers,” on page 182, the disclosure pertaining to Parametric for the Defensive Market Strategies Fund is deleted in its entirety and replaced with the following:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of September 30, 2020, Parametric had total firm assets under management of approximately $316.3 billion. Parametric uses a team approach to manage any assigned portion of the Defensive Market Strategies Fund. The team includes Paul Bouchey, CFA, Global Head of Research, Richard Fong, CFA, Senior Portfolio Manager, Justin Henne, CFA, Managing Director – Customized Equity Exposure, Perry Li, CFA, FRM, Portfolio Manager, Thomas Seto, Head of Investment Management, Jay Strohmaier, CFA, Managing Director – Investment Strategy, Michael Zaslavsky, CFA, Senior Investment Strategist, and Alex Zweber, CFA, Managing Director. Messrs. Bouchey, Fong, Henne, Li, Seto, Strohmaier, Zaslavsky and Zweber have been with the firm for more than five years.
VI.         FEES AND EXPENSES CHANGES FOR THE INTERNATIONAL EQUITY FUND
Under the heading “Fees and Expenses” for the International Equity Fund, on page 137, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following effective December 17, 2020:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	0.78%	0.78%
Other expenses	0.12%	0.40%
Dividend or interest expense on short sales	0.19%	0.19%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	1.10%	1.38%
(1)	The management fee has been restated to reflect the estimated management fee for the current fiscal year.
Under the heading “Fees and Expenses” for the International Equity Fund, on page 137, the Expense Example table is deleted in its entirety and replaced with the following effective December 17, 2020:
	Institutional Class	Investor Class
1 Year	$ 112	$ 140
3 Years	$ 350	$ 437
5 Years	$ 606	$ 755
10 Years	$1,340	$1,657
vi

VII.         SUB-ADVISER CHANGES FOR THE INTERNATIONAL EQUITY FUND
Effective at the close of business on December 2, 2020, Mondrian Investment Partners Ltd. (“Mondrian”) will no longer serve as sub-adviser to the International Equity Fund, and at that time, all references to Mondrian are deleted in their entirety. Effective on or after December 17, 2020, Altrinsic Global Advisors, LLC (“Altrinsic”) will become a new sub-adviser to the International Equity Fund.
In the section “Sub-Advisers and Portfolio Managers” for the International Equity Fund, beginning on page 141, the following disclosure is added in alphabetical order:

Altrinsic Global Advisors, LLC
John L. DeVita, CFA, CPA Portfolio Manager	Since December 2020
John D. Hock, CFA Portfolio Manager and Chief Executive Officer	Since December 2020
Rich McCormick, CFA Portfolio Manager	Since December 2020
Under the heading “Sub-Advisers,” beginning on page 187, the following disclosure pertaining to Altrinsic is added in alphabetical order for the International Equity Fund:
Altrinsic Global Advisors, LLC (“Altrinsic”), 8 Sound Shore Drive, Greenwich, Connecticut 06830: Established in 2000, Altrinsic is a registered investment adviser and focuses solely on international, global and emerging markets equity investment management. As of September 30, 2020, the firm had assets under management of approximately $7.4 billion. Altrinsic uses a team approach to manage the firm’s assigned portion of the International Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are John L. DeVita, CFA, CPA, Portfolio Manager, John D. Hock, CFA, Chief Executive Officer and Portfolio Manager, and Rich McCormick, CFA, Portfolio Manager. Messrs. DeVita, Hock and McCormick each have more than five years of experience with Altrinsic.
VIII.         CHANGE TO ADDITIONAL INFORMATION ABOUT PRINCIPAL STRATEGIES & RISKS
In the section “Additional Information About Principal Strategies & Risks,” on page 155, the paragraph for Completion Portfolios is deleted in its entirety and replaced with the following:
Completion Portfolios: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric on behalf of the Funds (except the Money Market Fund, Equity Index Fund, Global Real Estate Securities Fund and International Equity Index Fund). Each Fund has a well-defined risk/return profile. When a Fund’s actual level and composition of risk varies from a Fund’s desired risk exposure, the Adviser may allocate Fund assets to Parametric to implement one or more of its proprietary “completion portfolios.” These “completion portfolios” are designed to be held alongside a Fund’s long-term strategic investments and bring the Fund’s risk exposure to desired levels, as defined by the Adviser. A completion portfolio may be used, for example, if a Sub-Adviser portfolio exhibits style drift, thereby causing a Fund’s risk/return profile to be out of line with the Adviser’s risk targets for a Fund. In such a situation, the Adviser may direct Parametric to apply the appropriate completion portfolio to restore the Fund’s risk characteristics to the desired state.
IX.         CHANGES TO MARKET TIMING
Effective January 1, 2021, in the section “More Shareholder Information,” the disclosure for Market Timing, beginning on page 200, will deleted in its entirety and replaced with the following:
vii

Frequent Purchases and Redemptions
Frequent purchases and redemptions of Fund shares by short-term traders present risks for other shareholders of the Funds, including, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Funds’ portfolios and increased brokerage and administrative costs. Market timing strategies often involve frequent purchases and sales of fund shares. For these reasons, among others, the Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Fund shares by shareholders. Pursuant to these policies, the Funds do not accommodate frequent purchases and redemptions of Fund shares by shareholders. The Funds do not have any arrangements with any person to permit frequent purchases and redemptions. The Funds implement the following procedures to deter frequent purchases and redemptions of Fund shares by shareholders.
The term “Round Trip” as used herein means a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund. Fund shareholders may transact one Round Trip in a Fund in any rolling 90 day period. If a Fund shareholder completes two Round Trips in any Fund(s) within any rolling 90 day period through one or more accounts (a “Violation”), that Fund shareholder has violated the policy adopted by the Board of Trustees with respect to frequent purchases and redemptions. For purposes of this policy, the Funds may consider trading activity in multiple accounts under common control, influence or ownership together to the extent they can be identified.
When a first Violation is detected, a warning will be issued to the Fund shareholder by mail, email or any other written means. This warning will inform the shareholder that he or she has violated the Trust’s frequent purchases and redemptions policy and will demand that the shareholder cease transacting Round Trips in a Fund within 90 days. If, during the 180 day period after a warning has been issued, a Fund detects another Round Trip completed by the Fund shareholder within a rolling 90 day period, the Trust will restrict purchase or exchange orders into the subject Fund(s) by the shareholder for a period of one year. Notification of the restriction(s) will be issued to the Fund shareholder by mail, email or any other written means. This notification will refer to the earlier warning issued, detail the terms of the restriction(s) and demand that the Fund shareholder cease transacting Round Trips in a Fund within 90 days, or else the Fund shareholder risks being permanently prohibited from making further purchases or exchanges into the Fund(s). If, during the one year period that the Fund shareholder is restricted from purchasing or exchanging into one or more Funds, the Funds detect another Round Trip completed by the shareholder within a rolling 90 day period, the Funds will restrict purchase or exchange orders into the subject Fund(s) by the shareholder permanently. A Fund shareholder that has been permanently restricted from purchasing or exchanging into one or more Funds pursuant to the Trust’s frequent purchases and redemptions policy will be allowed to apply for re-entry after two years. A Fund shareholder applying for re-entry must provide assurances acceptable to the Trust that the shareholder will not engage in excessive trading activities in the future.
Exceptions. The following transaction types will not be considered Violations:
•	Acquisitions of shares through the automatic reinvestment of dividends and other distributions;
•	Systematic purchases, exchanges and redemptions;
•	Redemptions of shares to return excess IRA contributions;
•	Certain transactions made within a retirement or employee benefit plan, such as payroll or employer contributions, rollovers, minimum required distributions, loans and loan repayments, hardship withdrawals, plan terminations or other transactions that are initiated by a party other than the plan participant;
•	Transactions initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums, trade corrections, share class conversions, mergers or liquidations); and
•	Transactions in shares of the Money Market Fund.
viii

The following transaction types generally will not be considered Violations; however, these are subject to monitoring by the Trust and may be subject to restrictions if deemed likely to be detrimental to a Fund:
•	Transactions made by model-based discretionary advisory accounts (including GuideStone Personal Advisory Services offered by GuideStone Advisors, LLC, an affiliate of the Funds and the Adviser); and
•	Transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to fund inflows and outflows.
The Trust may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Trust may waive the provisions of the foregoing with respect to any transaction if it is determined that no harm has or would occur to the Funds or their shareholders, and that the interests of the Funds or their shareholders have not and would not be subordinated to those of the Adviser or any of its affiliates. In making such a determination, the Trust may consider various factors, such as the amount, frequency and nature of trading activity. In determining whether a transaction is unlikely to be detrimental to a Fund, the Trust’s officers will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances reasonably available to them. Such determinations will be made in a manner believed to be in the best interests of the Funds’ shareholders.
Accounts Held at Financial Intermediaries. Fund shares may be held through a financial intermediary with the Trust’s transfer agent in which the transactions of two or more persons are combined and carried in the name of the financial intermediary, rather than designated separately (an “omnibus account”). The identity of individual investors whose purchase and redemption orders are aggregated through such omnibus accounts cannot ordinarily be tracked by the Trust on a regular basis. These financial intermediaries may not have the capability or may not be willing to apply the Trust’s policies and procedures with respect to frequent purchases and redemptions. Although the Trust reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Trust typically will not request or receive individual account data unless suspicious trading activity is identified. The Trust generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or these policies and procedures.
If you own shares of a Fund through a financial intermediary, the frequent trading policy for that financial intermediary may be more or less restrictive than that described herein. Please contact your financial intermediary representative for more information on its frequent trading policy.
Rights Reserved. The Funds reserve the right to reject any purchase order, terminate the exchange privilege or liquidate the account of any shareholder that the Trust determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates these policies and procedures. Additionally, the Funds may, in their discretion, reject any purchase or exchange into a Fund from any individual(s) or institution(s) whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares. Such Fund shareholders may be barred from future purchases of the Funds. Nothing herein shall be construed as to limit or restrict the Funds’ right to reject a purchase or exchange request for any reason.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
ix

GUIDESTONE FUNDS
Supplement dated November 18, 2020
to
Statement of Additional Information (“SAI”) dated May 1, 2020
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.         NEW SUB-ADVISER FOR THE MYDESTINATION 2015 FUND, MYDESTINATION 2025 FUND, MYDESTINATION 2035 FUND, MYDESTINATION 2045 FUND, MYDESTINATION 2055 FUND, CONSERVATIVE ALLOCATION FUND, BALANCED ALLOCATION FUND,
GROWTH ALLOCATION FUND, AGGRESSIVE ALLOCATION FUND AND
EMERGING MARKETS EQUITY FUND
Effective as soon as practicable on or after November 18, 2020, Parametric Portfolio Associates LLC (“Parametric”) is appointed as a new sub-adviser to provide completion portfolio services to the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund (collectively, the “Target Date Funds”); the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Risk Funds”); and the Emerging Markets Equity Fund.
In the section entitled The Sub-Advisers, beginning on page 59, the second paragraph is deleted in its entirety and replaced with the following:
The Adviser and the Trust have also entered into a Sub-Advisory Agreement with Parametric on behalf of the Funds (except the Money Market Fund, Equity Index Fund, Global Real Estate Securities Fund and International Equity Index Fund). Under this Sub-Advisory Agreement, Parametric may be responsible for implementing temporary investment portfolios designed to ensure that a Fund maintains its desired risk exposure. A completion portfolio may be employed, for example, if a Sub-Adviser exhibits style drift, thereby causing a Fund’s risk/return profile and style orientation to be inconsistent with the Fund’s stated objective. In such a situation, the Adviser may direct Parametric to apply the appropriate completion portfolio to restore the Fund to its desired portfolio alignment.
In the section entitled Control Persons of Sub-Advisers, on page 65, the following information is added before the disclosure pertaining to the Money Market Fund:
Target Date Funds:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
Target Risk Funds:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
In the section entitled Control Persons of Sub-Advisers for the Emerging Markets Equity Fund, beginning on page 71, the following disclosure pertaining to Parametric is added in alphabetical order:
i

Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
II.         NEW SUB-ADVISER FOR THE STRATEGIC ALTERNATIVES FUND
Effective on or after November 18, 2020, P/E Global LLC (“P/E Global”) will become a new sub-adviser to the Strategic Alternatives Fund.
In the section entitled Control Persons of Sub-Advisers for the Strategic Alternatives Fund, beginning on page 67, the following disclosure pertaining to P/E Global is added in alphabetical order:
P/E Global LLC (“P/E Global”), 75 State Street, 31st Floor, Boston, Massachusetts 02109: P/E Global is a registered investment adviser providing investment advisory and portfolio management services to clients on a discretionary basis. P/E Strategic LLC, a Delaware limited liability company, owns 50% of P/E Global. Warren Naphtal and Mary Naphtal own a controlling interest in P/E Strategic LLC. P/E Investments LLC, a Delaware limited liability company, also owns 50% of P/E Global, and Mr. Naphtal and Ms. Naphtal own a controlling interest in P/E Investments LLC.
In the section disclosing Portfolio Manager Compensation, beginning on page 84, the following disclosure pertaining to P/E Global is added in alphabetical order:
P/E Global LLC (“P/E Global”). The firm’s compensation philosophy is one that focuses on rewarding performance and incentivizing employees. P/E Global is also focused on creating a compensation process the firm believes is fair, transparent and competitive with the market. Compensation for portfolio managers consists of fixed (salary) and variable (bonus) compensation, which is based on overall firm performance. In some cases, variable compensation may be paid from a team compensation pool made available to senior employees at P/E Global. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by P/E Global. Portfolio managers manage products other than mutual funds, such as separate accounts, some of which may pay performance fees. For the management of accounts that pay performance fees, a portfolio manager may generally receive a percentage of pre-tax revenue less certain deductions in the form of distributions from the team compensation pool. The percentage of revenue the team compensation pool receives pursuant to this arrangement will vary based on certain revenue thresholds. Additionally, certain employees indirectly own equity in P/E Global and receive distributions of pre-tax revenue less certain deductions.
In the “Appendix C – Descriptions of Proxy Voting Policies and Procedures,” the following disclosure is added in alphabetical order:
P/E Global LLC (“P/E Global”). P/E Global does not invest in voting securities on behalf of clients.
III.         SUB-ADVISER CHANGE OF CONTROL FOR THE VALUE EQUITY FUND
On July 27, 2020, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) announced that firm had entered into a definitive agreement to be acquired by Perpetual Limited (“Perpetual”), an Australian financial firm, from BrightSphere Investment Group Inc. (the “Acquisition”). BHMS will retain the firm’s brand autonomy and continue to operate independently with no change to its investment teams and philosophy. The Acquisition closed on November 17, 2020. As a result of the Acquisition, there will not be any change to the nature, extent or quality of the sub-advisory services that BHMS provides to the Value Equity Fund; however, ownership information for BHMS changed upon completion of the Acquisition, as shown below.

In the section entitled Control Persons of Sub-Advisers, on page 69, the disclosure pertaining to BHMS for the Value Equity Fund is deleted in its entirety and replaced with the following:
Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS is a subsidiary of Perpetual Limited, an Australian Exchange-listed, diversified financial services company.
IV.         SUB-ADVISER CHANGES FOR THE INTERNATIONAL EQUITY FUND
Effective at the close of business on December 2, 2020, Mondrian Investment Partners Ltd. (“Mondrian”) will no longer serve as sub-adviser to the International Equity Fund, and at that time, all references to Mondrian are deleted in their entirety. Effective on or about December 17, 2020, Altrinsic Global Advisors, LLC (“Altrinsic”) will become a new sub-adviser to the International Equity Fund.
In the section entitled Control Persons of Sub-Advisers for the International Equity Fund, on page 71, the following disclosure pertaining to Altrinsic is added in alphabetical order:
Altrinsic Global Advisors, LLC (“Altrinsic”), 8 Sound Shore Drive, Greenwich, Connecticut 06830: Altrinsic is a registered investment adviser focusing solely on international, global and emerging markets equity management. Altrinsic is employee-controlled and majority-owned. CI Global Investments Inc. (“CI”), a Canadian investment firm, owns approximately 12.3% of the outstanding equity units of Altrinsic. Employees own the remaining equity interest and retain 95.1% of the voting interests in Altrinsic.
In the section disclosing Portfolio Manager Compensation, beginning on page 84, the following disclosure pertaining to Altrinsic is added in alphabetical order:
Altrinsic Global Advisors, LLC (“Altrinsic”). Altrinsic is an employee-controlled and majority-owned firm. The portfolio managers are owners of the business and participate directly in the firm's earnings stream and value creation. They also receive base salaries and 401(k) profit-sharing (available to U.S. employees), and are eligible for discretionary incentives and/or deferred compensation. Accordingly, they share a unique long-term focus. Altrinsic believes the firm’s compensation structure aligns the firm’s interest with the interests of clients.
In the “Appendix C – Descriptions of Proxy Voting Policies and Procedures,” the following disclosure is added in alphabetical order:
Altrinsic Global Investors, LLC (“Altrinsic”). Altrinsic believes proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Altrinsic has discretion to vote the proxies of clients, the firm will vote those proxies in the best interest of clients and in accordance with the firm’s Proxy Voting Policy and Procedures (the “Procedures”). Certain clients may retain proxy voting authority and in those circumstances Altrinsic has no proxy voting responsibility.
All proxies received by Altrinsic will be forwarded to one of the firm’s portfolio managers, or his/her designee, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling duplications), and the date by which Altrinsic must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place. Altrinsic Operations (“Operations”) will keep a record or be able to readily access a report from the electronic filing of each proxy received.
Absent material conflicts as addressed below, a portfolio manager, or his/her designee, will determine how Altrinsic should vote the proxy. The portfolio manager, or his/her designee, will provide the proxy voting ballot to Operations. Operations will provide the proxy with the proposed vote to Altrinsic Compliance (“Compliance”) for review. Upon completion of review, Compliance will sign the proxy ballot and return it to Operations. Operations is responsible for voting the proxy either by mail or electronically in a timely and appropriate manner.

After a vote has been cast, Operations will provide Compliance with a proxy vote report. Compliance will review this report to confirm the proxy was voted in accordance with the provided instructions and was voted in a timely manner. Altrinsic or the firm’s clients may retain a third party to assist in coordinating and voting proxies with respect to client securities. Currently, Altrinsic does not directly engage with any third-party voting companies for research.
In the absence of specific voting guidelines from the client, Altrinsic will vote proxies in the best interest of clients. Each proposal will be evaluated separately, but the following guidelines will generally be followed: (i) Altrinsic will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated) and selection of auditors; (ii) Altrinsic will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights and create supermajority voting; (iii) Altrinsic will vote against any resolution that gives boards authorization to issue more than 15% of share capital without shareholder approval, either through a rights issue or direct issuance; and (iv) Altrinsic will vote against any resolution that gives boards authority to waive pre-emption rights.
For other proposals, Altrinsic shall determine on a case-by-case basis the vote which is in the best interests of clients and may take into account certain factors, including, but not limited to: (i) whether the proposal was recommended by management and Altrinsic’s opinion of management; (ii) the effect on shareholder value; (iii) the issuer’s business practices; (iv) stock dilution and equity-based compensation; (v) whether the proposal acts to entrench existing management; and (vi) whether the proposal fairly compensates management for past and future performance.
Compliance will review the proxy vote proposed by the portfolio manager, or his/her designee, and identify any conflicts of interest that exist between Altrinsic and clients. Such conflicts could include, but are not limited to, Altrinsic’s or the firm’s affiliates’ relationships with the issuer or its affiliates. If a potential or actual conflict exists, Altrinsic will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If Altrinsic determines that a material conflict exists and that voting in accordance with the voting guidelines and factors described above is not in the best interests of clients, Altrinsic will make the appropriate disclosures to clients and either request that the client vote the proxy(ies) or abstain from voting.
V.         CHANGE TO PORTFOLIO MANAGER COMPENSATION
In the section disclosing Portfolio Manager Compensation, beginning on page 84, the disclosure pertaining to BlackRock Financial Management, Inc. (“BFM”) is deleted in its entirety and replaced with the following:
BlackRock Financial Management, Inc. (“BFM”). BFM’s financial arrangements with its portfolio managers, competitive compensation and career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc. (“BlackRock”).
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s chief investment officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/ or after-tax basis over various time periods including one-, three- and five-year periods, as applicable.
With respect to these portfolio managers, such benchmarks for the funds and other accounts include the following:
Portfolio Manager	Applicable Benchmarks
Akiva Dickstein	A combination of market-based indices (e.g., Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.
Scott MacLellan	A combination of market-based indexes (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indexes and certain fund industry peer groups.
Bob Miller	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock stock awards are generally granted in the form of BlackRock restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock common stock. Messrs. Dickstein, MacLellan and Miller have deferred BlackRock stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
v

Incentive Savings Plans. BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”) and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3% to 5% of eligible compensation up to the IRS limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Potential Material Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, the firm’s affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of the firm’s affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or the firm’s affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of the firm’s affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, MacLellan and Miller may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, MacLellan and Miller may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
VI.         CHANGES TO PROXY VOTING
In “Appendix B – GuideStone Funds’ Proxy Voting Policies and Procedures,” beginning on page B-1, the disclosure for GuideStone Funds is deleted in its entirety, and in "Appendix C - Descriptions of Proxy Voting

Policies and Procedures" for GuideStone Capital Management, LLC, beginning on C-1, is deleted in its entirety. The following disclosure has been included as a replacement for both:
Appendix B – Guidestone Capital Management, LLC and Guidestone Funds Proxy Voting Policies and Procedures
Provided below are the proxy voting policies and procedures adopted by GuideStone Capital Management, LLC (“GSCM”) and Guidestone Funds (the “Trust”).
Purposes
Each series of the Trust, a Delaware statutory trust (each a “Fund,” and together, the “Funds”), use the following policies and procedures to address how their proxies relating to portfolio securities will be voted, which include the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Fund’s Adviser, its sub-advisers or its principal underwriter, on the other.
The Board of Trustees of the Trust (the “Board” or “Board of Trustees”) has delegated its proxy voting duties to the Adviser, and accordingly, the following includes the policies and procedures of the Adviser that will be used on the Funds’ behalf to determine how to vote proxies relating to portfolio securities.
Under the Advisory Agreement between the Trust and the Adviser, subject to the approval of the Board of Trustees, the Adviser is permitted to retain one or more investment sub-advisers (each, a “Sub-Adviser”) for each Fund. The Adviser is responsible for, among other things, timely monitoring each Sub-Adviser’s discharge of its duties, including providing general oversight of the voting of proxies by the Sub-Adviser(s); however, the Adviser is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to the Sub-Adviser. The Sub-Advisory Agreements among the Trust, the Adviser and each Sub-Adviser further delegate proxy voting duties to the Sub-Adviser. Accordingly, the following also includes the policies and procedures that the Adviser uses in overseeing proxy voting by the Sub-Advisers to the Funds, who use their own policies and procedures on the Funds’ behalf to determine how to vote proxies relating to portfolio securities.
The policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Fund’s portfolio securities are described in the Funds’ statement of additional information (“SAI”).
The Trust’s Proxy Voting Program
Select Funds
•	Sub-Advisers. These policies and procedures (and the Funds’ prospectus and SAI) refer to certain Funds as “Select Funds.” The Adviser has retained one or more Sub-Advisers who are primarily responsible for the day-to-day management of each Select Fund’s portfolio (or a portion thereof). The Adviser is a fiduciary and owes each Fund a fiduciary duty with respect to services undertaken on each Fund’s behalf, including voting. The Board and the Adviser believe that each Sub-Adviser, itself a fiduciary of the Fund(s) it sub-advises, is best positioned (i.e., as among the Board, the Adviser and the Sub-Adviser) to conduct investigation into matters submitted to votes of shareholders of portfolio companies that the Sub-Adviser has purchased for the Fund(s). The Board and the Adviser also believe that the person(s) responsible for the day-to-day management of each Fund’s portfolio (which, for each Select Fund, is the applicable Sub-Adviser(s)) is best positioned to consider factors particular to the issuer (when particular discretion and judgment should be brought to bear) on the voting matter under consideration. Also, for each Select Fund, the Sub-Adviser(s) is positioned to be able to consider the potential effect of a vote on the value of the Fund’s investment(s). For these reasons, the Adviser has, with the Board’s approval, delegated its proxy voting duties to the Sub-Adviser(s) of each Select Fund with respect to the assets of the Fund(s) that the Sub-Adviser(s) manage(s).
•	Adviser.
•	From time to time, the Adviser utilizes the brokerage and execution services of a transition manager to transfer all or a portion of a Select Fund’s assets from the management of one Sub-Adviser to another (such event, a “Transition”). If, during a Transition, a proxy is received for a portfolio security in the account for which the transition manager is serving, the Adviser is responsible to vote the proxy or proxies in accordance with these policies and procedures.
•	From time to time, the Adviser may cause a Select Fund to acquire voting securities of an issuer. When this occurs, the Adviser is responsible to vote any proxies associated with the securities it purchases for the Select Fund’s portfolio in accordance with these policies and procedures.
•	Proxy Advisory Firm(s). The Adviser has not retained a proxy advisory firm to assist it in discharging its proxy voting duties. Each Sub-Adviser, however, may retain a proxy advisory firm to provide research or voting recommendations as an input to its voting decisions. In such a case, the Sub-Adviser is responsible for taking into account the appropriate considerations in selecting such a firm, evaluating its services (including any material changes in services or operations) in determining whether to continue to retain the firm and for taking appropriate steps when the Sub-Adviser becomes aware of potential factual errors, potential incompleteness or potential methodological weaknesses in the proxy advisory firm’s analysis that may materially affect one or more of the Sub-Adviser’s voting determinations.
Where a proxy advisory firm assists a Sub-Adviser with voting execution, including through an electronic vote management system that allows the proxy advisory firm to pre-populate the Sub-Adviser’s votes shown on the proxy advisory firm’s electronic voting platform with the proxy advisory firm’s recommendations based on the Sub-Adviser’s voting instructions to the firm, and/or automatically submit the Sub-Adviser’s votes to be counted, the Sub-Adviser is responsible for taking appropriate steps to demonstrate that it is making voting determinations in a Fund’s best interest.
As noted below, the Trust has retained a proxy voting service for limited administrative purposes.
•	Proxies Not Voted. There may be times when the Adviser or a Sub-Adviser may refrain from voting a proxy on behalf of a Fund if it has determined that refraining is in the best interest of the Fund, such as when the Adviser or Sub-Adviser determines that the cost of voting the proxy (which may include the opportunity cost of recalling shares out on loan for the purposes of proxy voting) exceeds the expected benefit to the Fund.
Fund of Funds (Target Date Funds and Target Risk Funds)
The Adviser is responsible for the day-to-day management of each Fund that primarily invests in Select Funds (each, a “Fund of Funds” and collectively, the “Funds of Funds”), and for voting any proxies associated with the securities it purchases for the Funds of Funds in accordance with these policies and procedures.
The Adviser’s Proxy Voting Policies and Procedures
These policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interests of the Funds in accordance with its fiduciary duty and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).
Proxy Voting in the Best Interests of the Funds

•	Policies.
•	To satisfy its fiduciary duty in making any voting determination with respect to portfolio securities held by a Fund either during a Transition or that the Adviser acquired for the Fund’s portfolio, the Adviser will make the determination in the best interest of the Fund(s) and will not place the Adviser’s own interests ahead of the interests of the Fund(s).
•	The Adviser will conduct an investigation reasonably designed to ensure that the voting determination is not based on materially inaccurate or incomplete information (e.g., the Adviser will monitor corporate events with respect to those portfolio securities).
•	As deemed necessary and appropriate, the Adviser will also consider whether certain types of matters may necessitate that the Adviser conduct a more detailed analysis than what may be entailed by application of its general voting guidelines (set forth below), to consider factors particular to the issuer or the voting matter under consideration (e.g., corporate events (mergers and acquisition transactions, dissolutions, conversions or consolidations) or contested elections for directors). When determining whether to conduct such an issuer-specific analysis, or an analysis specific to the matter to be voted on, the Adviser will consider the potential effect of the vote on the value of a Fund’s investments.
•	Guidelines. When the Adviser votes portfolio securities held by a Fund, the following guidelines generally apply.
•	Proxy votes are cast FOR proposals that the Adviser reasonably believes:
•	maintain or strengthen the shared interests of shareholders and management;
•	increase shareholder value;
•	maintain or increase shareholder influence over the issuer’s board of directors and management; and
•	maintain or increase the rights of shareholders.
•	Proxy votes are cast AGAINST proposals having the opposite effect, or where the Adviser does not have adequate objective facts available to it to make a reasonably informed decision as to whether the proposal is in the best interest of the Fund.
•	Procedures. When voting portfolio securities held by a Fund, the Adviser will:
•	Obtain and evaluate such information as deemed reasonably necessary, such as the proxy statement and other information provided by the companies whose securities are being voted;
•	Analyze and evaluate the voting matters on the proxy statement and the disclosure contained therein, including the recommendations of management of the issuer, and any shareholder proposal(s), considering the potential effect of the vote on the value of the Fund’s investment;
•	Assess whether the expected benefit to the Fund of voting exceeds the cost of voting the proxy (including the opportunity cost of recalling shares out on loan for the purposes of proxy voting); and
•	Arrange for the submission of those vote(s) to the shareholder meeting(s) in a timely manner.
Conflicts of Interest
From time to time, the Adviser or its portfolio manager(s) may have a conflict of interest in making voting determinations with respect to a Fund’s portfolio securities (e.g., if the Adviser’s and/or a portfolio manager’s interests in an issuer or voting matter differ from those of the Fund(s) voting a proxy). A conflict of interest could arise, for example, because of a business relationship with an issuer, or a direct or indirect pecuniary interest in the issuer or matter being voted upon, or because of a personal relationship with corporate directors or candidates for directorships. Whether a material conflict of interest exists depends upon the facts and circumstances.
The personnel of the Adviser involved in making proxy voting determinations for a Fund (the “Advisory personnel”) will seek to identify any potential conflict(s) of interest, and provide full, fair and timely disclosure of such conflict(s) to the Chief Compliance Officer of the Funds and the Adviser (the “CCO”), and obtain his informed consent before proceeding further (as set forth below).
•	Identifying Conflicts of Interest. For purposes of identifying conflicts of interest under these procedures, the Advisory personnel will rely upon the objective facts available to them about an issuer and its voting matters from reliable sources. It may be determined that a conflict of interest exists for the following reasons, among others:
•	Significant Business Relationships – A matter could involve an issuer or proponent with which the Adviser has a significant business relationship, such as other investment advisory firms, service providers and vendors, clients and financial intermediaries. For this purpose, a “significant business relationship” is one that might create a pecuniary incentive for the Adviser to vote in favor of the issuer’s management. The CCO may reasonably determine that a business relationship with an issuer does not entail any pecuniary incentive.
•	Direct or Indirect Pecuniary Interest in Issuers or Voting Matters – The Adviser or its personnel could have beneficial ownership of securities of an issuer (including securities in an issuer’s capital structure different from those owned by a Fund), and thus an opportunity to profit from changes in the value of an issuer’s securities.
•	Significant Personal or Family Relationships – A matter could involve an issuer, proponent, or individual with which Advisory personnel with decision making authority, including a portfolio manager, has a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the portfolio manager votes the proxy.
•	Mitigating Conflicts of Interest. If Advisory personnel become aware of a potential conflict of interest with respect to an issuer or a matter being voted upon (including those described above), the Advisory personnel will promptly disclose the conflict(s) to the CCO. If the CCO determines that there is an actual material conflict of interest, the CCO will take such steps as deemed reasonably necessary to address the conflict, including but not limited to the use of a third party to vote the proxies, and disclosure to the Board of Trustees (or an appropriate committee of the Board) so that the Board (or committee) could make a determination on how to vote the proxy.
•	The CCO and the Board. In the event that the CCO determines that the Adviser has a material conflict of interest with respect to an issuer’s proxy voting matter(s), the CCO will provide full and fair disclosure of the fact, nature and scope of the conflict to the Chairman of the Board and/or the Chairman of the Compliance and Risk Committee of the Board (both of whom are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”)), and as deemed necessary and appropriate obtain his (their) consent (or instruction) before permitting the Adviser to vote on the matter(s).
•	Voting shares of the Select Funds. Because the Adviser is the investment adviser both to the Funds of Funds and the Select Funds, the Adviser will either:
•	Seek instructions from a Fund of Funds’ shareholders with regard to the voting of proxies with respect to shares of the Select Funds held by the Fund of Funds and vote those proxies only in accordance with those instructions; or
•	Vote the shares held by the Fund of Funds in the same proportion as the vote of all other shareholders of the Select Fund(s).
x

Policies and Procedures for the Oversight of Proxy Voting by the Adviser and each Sub-Adviser
Responsibilities of the Trust
•	Delegation and Oversight. The Board of Trustees has delegated its proxy voting duties to the Adviser, and therefore, it generally oversees the voting of proxies by the Adviser in accordance with these policies and procedures. As discussed above, the Sub-Advisory Agreements among the Trust, the Adviser and each Sub-Adviser further delegate proxy voting duties to the Sub-Advisers.
•	Board Approval. As required by Rule 38a-1(a)(2) under the 1940 Act, each Fund obtains the approval of the Board, including a majority of Independent Trustees, of these policies and procedures and those of each Sub-Adviser, based on a finding by the Board that the policies and procedures are reasonably designed to prevent violation of the federal securities laws (including Rule 206(4)-6 under the Advisers Act).
•	Annual Review. The CCO reviews, no less frequently than annually, the adequacy of these policies and procedures, and those of each Sub-Adviser (including proxy voting policies and procedures), and the effectiveness of their implementation. The CCO, no less frequently than annually, provides a written report to the Board that, at a minimum, addresses, the operation of the proxy voting policies and procedures of the Adviser and the Sub-Advisers, material changes thereto, and “Material Compliance Matters” thereunder (as defined in Rule 38a-1(e)(2) under the 1940 Act).
Responsibilities of the Adviser
•	Voting in the Funds’ Best Interest and Addressing Material Conflicts. The Adviser is responsible for voting the securities that it purchases for the Funds (or during a Transition) in the best interest of the Funds, and addressing material conflicts that may arise between the Adviser’s interests and those of the Funds, in accordance with these policies and procedures.
•	Monitoring and Oversight of Proxy Voting by Sub-Advisers. The Adviser is responsible for the general oversight of the voting of proxies by the Sub-Adviser(s); however, the Adviser is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to the Sub-Adviser. The Adviser uses the following policies and procedures in overseeing proxy voting by the Sub-Advisers to the Funds, who use their own policies and procedures on the Funds’ behalf to determine how to vote proxies relating to portfolio securities:
•	The CCO obtains initially and annually thereafter a copy of the then-current proxy voting policies and procedures of each Sub-Adviser, and reviews them to form a view as to whether, to the best of his knowledge and belief, are reasonably designed to comply with Rule 206(4)-6 under the Advisers Act.
•	In performing this review, the CCO considers a number of factors, including, but not limited to, any provisions relating to: issuer-specific evaluations and contested proxies; identification and resolution of conflicts of interest; oversight of proxy advisory firms; and the recording and reviewing of the Sub-Adviser’s votes for adherence to its policies, procedures and intentions.
•	As deemed necessary and appropriate, the CCO will discuss the Sub-Adviser’s proxy voting program with the Sub-Adviser during the on-site or other due diligence meetings that are held periodically.
•	Annual Review. As part of the Adviser’s ongoing compliance program, the Adviser reviews and documents, no less frequently than annually, the adequacy of these voting policies and procedures to ensure that they have been formulated reasonably and implemented effectively, including whether these policies and procedures continue to be reasonably designed to ensure that the Adviser casts votes on behalf of the Funds in the best interest of the Fund, as required by Rule 204-2(a)(17)(ii) and Rule 206(4)-7(b) under the Advisers Act. The

Adviser takes reasonable measures to determine that it is casting votes on behalf of the Funds consistently with these voting policies and procedures. The Adviser reviews the proxy votes it casts on behalf of the Funds as part of this annual review.
•	Periodic Review of ISS. As deemed necessary and appropriate, the Adviser reviews the services of ISS and The Northern Trust Company (Regulatory Administration) (“NTRA”) with respect to the timely and accurate voting of the Funds’ proxies, the filing of the Funds’ proxy voting records with the U.S. Securities and Exchange Commission (“SEC”), and the disclosure of the Funds’ proxy voting records on the Trust’s website.
Disclosure of Proxy Voting Policies and Proxy Voting Records
Disclosure of Policies and Procedures with respect to Voting Proxies Relating to Portfolio Securities
The Funds include a copy of these policies and procedures in their SAI. The policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Fund’s portfolio securities are described in Appendix C of the SAI.
Disclosure of Proxy Voting Record
The Funds file with the SEC their proxy voting records annually on Form N-PX. The Funds make available free of charge the information disclosed in the Funds’ most recently filed report on Form N-PX on the website as soon as reasonably practicable after filing the report with the SEC.
The Funds employ ISS to record and report all proxies voted by the Adviser and the Sub-Advisers on all portfolio securities. The proxy voting information on the website is provided by ISS, and it is updated as proxy votes are cast and recorded. The Form N-PX report is filed annually with the SEC by NTRA with the proxy voting information provided by ISS.
In “Appendix C – Descriptions of Proxy Voting Policies and Procedures,” beginning on page C-5, the disclosure for AQR Capital Management, LLC is deleted in its entirety and replaced with the following:
AQR Capital Management, LLC (“AQR”). AQR’s authority to vote proxies for clients, if granted, is established by the firm’s investment advisory agreements or comparable documents. AQR has established proxy voting policies and procedures (the “Policy”), and AQR’s Proxy Voting Committee (the “Committee”), as a sub-committee of the AQR Stewardship Committee (the “Stewardship Committee”), is responsible for the implementation of the Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes the firm’s proxies and fulfilling AQR’s obligation voting proxies in the best interest clients. AQR has retained an independent third-party proxy advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations and executing votes. AQR may also engage other proxy advisory firms as appropriate for proxy voting research and other services. The Stewardship Committee periodically assess the performance of the proxy advisory firm.
AQR requires any proxy advisory firm the firm engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how the conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, the Committee will determine whether the conflict has an impact on the proxy advisory firm’s voting recommendations, research or other services, and will determine if any action should be taken.
In relation to stocks held in accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with the firm’s Policy and the applicable guidelines AQR has developed to govern voting recommendations from the proxy advisory firm (the “AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines.
AQR may refrain from voting in certain situations unless otherwise agreed to with a client, including, but not limited to, when (i) the cost of voting a proxy outweighs the benefit of voting; (ii) AQR is not given enough time to process a vote; (iii) AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date; (iv) there are restrictions on trading resulting from the exercise of a proxy; (v) voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or power of attorney requirements); or (vi) AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues. AQR generally does not notify clients of non-voted proxy ballots.
Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies, which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange-traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have a de minimis exposure to equities via an ETF, AQR will generally not vote proxies.
AQR takes a sustainable approach to proxy voting in relation to the firm’s commingled client assets as evidenced in the AQR Voting Guidelines. The aim is to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, the Policy takes into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.
AQR may review individual ballots (for example, in relation to specific corporate events such as mergers or acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in deviation from the voting recommendation that would result from the AQR Voting Guidelines assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the AQR Voting Guidelines, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients. Unless prior approval is obtained from the AQR Chief Compliance Officer, Head of AQR’s Stewardship or an AQR designee, the following principles will generally be adhered to when deviating from the AQR Voting Guidelines, AQR will not (i) engage in conduct that involves an attempt to change or influence the control of a public company; (ii) announce the firm’s voting intentions and the reasons thereof; or (iii) initiate a proxy solicitation or otherwise seek proxy voting authority from any other public company shareholder.
AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which could give rise to potential conflicts of interest. If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the AQR compliance department (“Compliance”) will examine any conflicts that exist between the interest of AQR and clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities of AQR, its personnel and its affiliates with the issuer of the security in question. Upon completion of its examination, Compliance will submit the findings to the Stewardship Committee. If, based on a review of these findings, the Stewardship Committee concludes that a material conflict of interest exists, the Stewardship Committee will determine whether: (i) voting inconsistent with the AQR Voting Guidelines is in the best interests of the client; (ii) AQR should follow the AQR

Voting Guidelines; or (iii) the client should approve the recommendation.

VII.         CHANGES TO OTHER ACCOUNTS MANAGED
The Other Accounts Managed table, beginning on page 73, is amended as follows to update the disclosures for BFM and Parametric, and to add disclosures for Altrinsic and P/E Global in alphabetical order. The information is current as of December 31, 2019, except as otherwise noted.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Altrinsic Global Advisors, LLC*†	N/A	N/A	43	$ 2,306	18	$ 4,826	N/A	N/A	3	$ 74	N/A	N/A
John L. DeVita, CFA, CPA
John D. Hock, CFA
Rich McCormick, CFA
BlackRock Financial Management, Inc.
Akiva Dickstein†	13	$13,240	11	$ 5,400	98	$ 56,020	N/A	N/A	N/A	N/A	7	$ 5,640
Scott MacLellan, CFA	12	$17,850	12	$ 4,210	131	$ 53,320	N/A	N/A	N/A	N/A	124	$44,090
Bob Miller†	16	$67,750	17	$18,560	15	$ 4,800	N/A	N/A	1	$2,560	6	$ 2,990
Parametric Portfolio Associates LLC
Paul Bouchey, CFA†	17		7	$ 1,727	45,299	$133,985	N/A	N/A	N/A	N/A	N/A	N/A
Richard Fong, CFA†	33		N/A	N/A	136	$ 31,255	N/A	N/A	N/A	N/A	N/A	N/A
Justin Henne, CFA†	55		N/A	N/A	468	$ 56,069	N/A	N/A	N/A	N/A	N/A	N/A
Perry Li, CFA, FRM	4	N/A	5	$ 8,847	41	$ 5,280	N/A	N/A	N/A	N/A	N/A	N/A
Thomas Seto†	39		11	$ 1,674	45,356	$134,875	N/A	N/A	N/A	N/A	N/A	N/A
Jay Strohmaier, CFA**	5	$ 8,847	5	$ 8,847	41	$ 5,280	N/A	N/A	N/A	N/A	N/A	N/A
Michael Zaslavsky, CFA	4	N/A	5	$ 8,847	41	$ 5,280	N/A	N/A	N/A	N/A	N/A	N/A
Alex Zweber, CFA†	N/A	N/A	7	$ 8,522	716	$ 9,945	N/A	N/A	N/A	N/A	N/A	N/A

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
P/E Global LLC*†	3	$ 141	36	$ 1,151	38	$ 11,119	N/A	N/A	23	$1,378	23	$ 6,426
Warren J. Naphtal
David J. Souza, Jr., CFA
*	The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-to-day management of a portion of the accounts listed in each category.
**	Effective March 31, 2021, Jay Strohmaier will no longer serve as a portfolio manager of Parametric Portfolio Associates LLC. Thereafter, the reference to Mr. Strohmaier is deleted in its entirety.
† Information is current as of September 30, 2020.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE